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                                                                    Exhibit 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 1, 2001, relating to the financial statements and financial statement schedule of ePresence, Inc., for the period ending December 31, 2000, which appears in ePresence's Annual Report on Form 10-K for the year ended December 31, 2001.


PricewaterhouseCoopers LLP
Boston, MA

May 9, 2002